FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): October 25, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-5
                   (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-5, on October 25, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.42)    October 25, 2001 - Information on Distribution to
                                              Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:   November 15, 2001              By:        /S/Samuel Molinaro
                                                Samuel Molinaro
                                                Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.42)             October 25, 2001 - Information on Distribution to
                                          Certificateholders




              September 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.42
                                TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-5







                     Beginning      Pass Thru   Principal    Interest           Total    Ending Cert./
   Type      Class   Cert. Bal.        Rate     Dist. Amt.   Dist. Amt.         Dist.    Notional Bal.
  Senior       A-1    5,298,596      6.51421%       67,710         28,763        96,473     5,230,887
               A-2   28,441,433      6.51421%      323,937        154,395       478,332    28,117,496
               A-3   11,271,239      6.51421%      233,376         61,186       294,562    11,037,863
               A-4    9,865,250      6.51421%            0         53,554        53,554     9,865,250
               B-1      503,459      6.51421%        5,373          2,733         8,106       498,086
               B-2      251,766      6.51421%        2,687          1,367         4,053       249,079
               B-3      201,398      6.51421%        2,149          1,093         3,243       199,249
               B-4      100,735      6.51421%        1,075            547         1,622        99,660
               B-5      100,663      6.51421%        1,074            547         1,621        99,589
               B-6      100,735      6.51421%        1,075            547         1,622        99,660
               R-1            0      6.51421%            0              0             0          0.00
               R-11           0      6.51421%            0              0             0          0.00
               R-111          0      6.51421%            0              0             0          0.00

                     56,135,274                    638,455        304,731       943,186    55,496,818

